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                                                                      Ex-99.23.j



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 38 to the Registration Statement (Form N-1A, No. 002-59895) of the Gateway Trust and to the use of our report dated January 17, 2003, incorporated by reference therein.


                                             /s/ Ernst & Young LLP

Cincinnati, Ohio
April 25, 2003